SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
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AMERICAN OIL & GAS INC.
(Name of Registrant as Specified in Its Charter)
Not Applicable

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
AVAILABLE INFORMATION
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: TO APPROVE THE 2006 STOCK INCENTIVE PLAN
PROPOSAL 3: TO RATIFY AND APPROVE THE SELECTION OF
PROPOSAL 4: OTHER BUSINESS
VOTING PROCEDURES
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
Appendix 1

AMERICAN OIL & GAS INC.
1050 17th Street, Suite 2400
Denver, Colorado 80265
(303) 991-0173

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held August 21, 2006

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of American Oil & Gas Inc. to be held on August 21, 2006 at 9:30 am (Denver, Colorado time) at the Westin Tabor Center, 1672 Lawrence St., Denver, Colorado, for the following purposes:

Proposals for Annual Meeting of Stockholders
American Oil & Gas Inc.

Proposal No. 1:	To elect a Board of Directors consisting of seven Directors, each to serve until the next annual meeting of stockholders or until their respective successors are elected and qualify;
Proposal No. 2:	To approve the 2006 Stock Incentive Plan adopted by the Board of Directors;
Proposal No. 3:	To ratify and approve the selection by the Board of Directors of Hein & Associates, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2006; and
Proposal No. 4:	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The complete text of these proposals and the reasons your directors have proposed their adoption are contained in the proxy statement, and you are urged to carefully study them.

If you do not plan to attend the Annual Meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly.

For the reasons stated herein, your Board of Directors recommends that you for “FOR” these proposals. Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the Annual Meeting, please sign and date the enclosed Proxy. This will not prevent you from attending and voting your shares in person. Prompt return of your Proxy will reduce the Company’s expenses in this matter.

Only stockholders of record as shown on the books of the Company at the close of business on July 7, 2006 will be entitled to vote at the Annual Meeting or any adjournment thereof. A list of the Company’s stockholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company’s principal executive offices at 1050 17th Street, Suite 2400, Denver, Colorado, 80265 from the date of this notice for inspection by any stockholder for any purpose germane to the Annual Meeting. The Annual Meeting may adjourn from time to time without notice other than by announcement at the Annual Meeting, or at any adjournments thereof, and any and all business for which the Annual Meeting is hereby noticed may be transacted at any such adjournments.

By Order of the Board of Directors

/s/  Patrick D. O’Brien
Patrick D. O’Brien, Chairman and
Chief Executive Officer

Denver, Colorado
July 25, 2006

AMERICAN OIL & GAS INC.
1050 17th Street, Suite 2400
Denver, Colorado 80265
(303) 991-0173
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To be held August 21, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of American Oil & Gas Inc., a Nevada corporation (referred to as the “Company” or “American Oil & Gas” or “we” or “us”), to be voted at the Annual Meeting of Stockholders to be held at 9:30 am (Denver, Colorado time) on August 21, 2006 at the Westin Tabor Center, 1672 Lawrence St., Denver, Colorado, or at any adjournment or postponement of the Annual Meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed or given to stockholders on or about July 28, 2006.

The shares represented by all proxies that are properly executed and submitted will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted (1) for each of the seven nominees for director whose names are set forth on the proxy card, (2) for approval of the 2006 Stock Incentive Plan and (3) for ratification of Hein & Associates, LLP as our independent auditors.

A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with stockholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

AVAILABLE INFORMATION

Copies of the Annual Report are being sent to each stockholder with this proxy statement. The Annual Report is not part of the proxy soliciting material. Upon written request, we will provide, without charge, a copy of our quarterly report on Form 10-QSB for the quarter ended March 31, 2006 to any stockholders of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on July 7, 2006. Any request for a copy of these reports should be mailed to the President, American Oil & Gas Inc., 1050 17th Street, Suite 2400, Denver, Colorado 80265, (303) 991-0173. Stockholders may also receive copies of these reports by accessing our website at www.americanog.com or the SEC’s website at www.sec.gov.

PROPOSAL 1: ELECTION OF DIRECTORS

There will be seven directors of the Company elected at the Annual Meeting. The Board of Directors has nominated Patrick D. O’Brien, Andrew P. Calerich, , M.S. (“Moni”) Minhas, Nick DeMare, Kendell V. Tholstrom, Alan Gelfand, and Jon R. Whitney. In the absence of other instructions, the proxies will be voted for each of the individuals named. If elected, each of these individuals will serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

The Board recommends a vote “FOR” the election of each of the nominees named above.

Nomination of Directors

All of the nominees for director are current directors of the Company. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

About the Directors

Set forth below is biographical and other information about the persons who will make up the Board following the Annual Meeting, presuming election of the nominees named above. All directors of the Company will hold office until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified.

		Position(s) and Office(s)	Expiration of Term	Initial Date as
Name	Age	with the Company	of Director	Director

Patrick D. O’Brien	58	Chief Executive Officer and Chairman of the Board	2006 Annual Meeting	February 2003
Andrew P. Calerich	42	President and Director	2006 Annual Meeting	October 2003
M.S. (“Moni”) Minhas	51	Director	2006 Annual Meeting	February 2003
Jon R. Whitney	62	Director	2006 Annual Meeting	February 2005
Nick DeMare	51	Director	2006 Annual Meeting	October 2003
Kendell V. Tholstrom	61	Secretary and Director	2006 Annual Meeting	February 2003
Alan Gelfand	46	Director	2006 Annual Meeting	December 2002

Patrick D. O’Brien has served as our CEO and as a director of the Company since February 19, 2003. Mr. O’Brien served as our President from February 19, 2003 until July 16, 2003. Mr. O’Brien was chief executive officer, president, co-founder and a director of Tower Colombia Corporation. Prior to co-founding Tower Colombia Corporation in 1995, Mr. O’Brien co-founded Tower Energy in 1984 and co-founded Tower Drilling Company in 1980. Mr. O’Brien began his career in the oil and gas industry with the Dowell Division of Dow Chemical Company where he engineered and supervised all phases of well stimulation and cementing. He joined the Colorado Interstate Gas Company in 1974 where he was responsible for the design, acquisition and development of company-owned gas storage fields. In 1980, Mr. O’Brien joined Montana Power Company as Senior Petroleum Engineer with the responsibility for design, long-range planning and performance economics for its exploration and development programs. Mr. O’Brien has spent over 25 years working in the Powder River Basin. Mr. O’Brien received his B.S. in Petroleum Engineering from the Montana College of Mineral and Science and Technology.

Andrew P. Calerich has served as our President since July 17, 2003, and as a director since October 30, 2003. He also served as our Chief Financial Officer from July 17, 2003 to June 30, 2006. Mr. Calerich has over 15 years of public company oil and gas finance experience in a variety of capacities for various companies. Most recently, he served as Vice President and Chief Financial Officer for Denver Colorado based PYR Energy Corporation. From 1993 to 1997, he was a business consultant specializing in accounting and finance for public and private oil and gas producers in Denver. From 1990 to 1993, Mr. Calerich was employed as corporate Controller at Tipperary Corporation, a public oil and gas exploration and production company. He began his professional career in public accounting with an international accounting firm.

Mr. Calerich also currently serves as a director of Falcon Oil & Gas LTD, a publicly traded company listed on the TSXV exchange. Mr. Calerich is a Certified Public Accountant and earned B.S. degrees in both Accounting and Business Administration at Regis College in Denver.

M.S. (Moni) Minhas has served as a director of the Company since February 19, 2003. Mr. Minhas is a private businessman and consultant who has, over the last eight years, served as a consultant to Quantel Engineering, PanCanadian Petroleum Limited, Talisman Energy, Abu Dhabi National Oil Company (ADNOC), Petronas National Oil Company (Malaysia), Pertamina National Oil Company (Indonesia), ARCO and Wascana, assisting in the optimization of their reserve production and the development of their properties. From 1980 to 1995, he was employed by PanCanadian Petroleum Ltd. (now EnCana Corporation) eventually serving in senior supervisory, administrative and management positions. Mr. Minhas was responsible for the development of major oil and gas properties in partnership with multinational corporations, and also served as Supervisor for Production Revenue Department in the Reservoir/Exploitation Department, as Leader of the Reserves Task Force and as a Project Engineer/Manager. Mr. Minhas received a B.S. in Petroleum Engineering from University of Calgary, Alberta.

Jon R. Whitney has served as a director since February 2005. Mr. Whitney began his employment with Colorado Interstate Gas Company, a natural gas transmission company, on October 1, 1968 as an accountant and in 1970 was promoted to accounting supervisor. Mr. Whitney joined the regulatory area in 1971 and in 1973 was promoted to Vice President, Regulatory Affairs and Controller. He was subsequently promoted to Senior Vice President and then Executive Vice President, with the additional responsibilities of Administration, Marketing, Engineering and Operations. In 1990, He was promoted to President and Chief Executive Officer and ultimately held various officer positions with 15 different companies within the corporate family. He also has held committee positions with the Interstate Natural Gas Association of America and the American Gas Association and has held directorships with several outside companies and community organizations. Prior to his employment with Colorado Interstate Gas Company, he was a Certified Public Accountant in private practice. Mr. Whitney is currently a member of Peak Energy Ventures, a natural gas consulting company.

Nick DeMare has served as a director, designated audit committee financial expert and as Chairman of the Audit Committee since October 30, 2003. Mr. DeMare holds a Bachelor of Commerce degree from the University of British Columbia and is a member in good standing of the Institute of Chartered Accountants of British Columbia. Since May 1991, Mr. DeMare has been the President of Chase Management Ltd., a private company which provides a broad range of administrative, management and financial services to private and public companies engaged in mineral exploration and development, gold and silver production, oil and gas exploration and production and venture capital. Mr. DeMare indirectly owns 100% of Chase. Mr. DeMare currently serves as an officer and director of the following other public reporting companies:

Names of Reporting Issuers	Positions Held	Market

Aguila American Resources, Ltd.	Director	TSXV
Andean American Mining Corp.	Director	TSXV
Centrasia Mining Corp, formerly Baradero Resources Limited	Director, and CFO	TSXV & OTCBB
GeoPetro	Director	TSX
GGL Diamond Corp.	Director	TSXV
Gold Point Exploration Ltd	Director & President	TSXV
Golden Peaks Resources Ltd.	Director	TSXV
Goldmarca Limited	Director & Secretary	TSXV
Halo Resources Ltd.	Director & CFO	TSXV & OTCBB
Kookaburra Resources Ltd.	Director	TSXV
Lariat Energy Ltd.	Director	TSXV
Mawson Resources Limited	Director	TSX
Mirasol Resources Ltd.	Director	TSX
Tinka Resources Limited	Director	TSXV
Tumi Resources Limited	Director	TSXV & OTCBB

Kendell V. Tholstrom has served as a director of the Company since February 19, 2003 and as Vice-President since April 21, 2005. Mr. Tholstrom was on the board of directors and managed operations for Tower Colombia Corporation. Prior to joining Tower Colombia Corporation in 1995, he served as Vice President/General Manager for Presidio Oil Company from 1986 to 1995. His responsibilities included the day-to-day management of 35 office employees and 40 field employees. Mr. Tholstrom worked at Sabine Corporation, an oil and gas exploration and production company, from 1982 to 1986 as Division Operations Manager. He worked at Terra Resources 1977 to 1986 in various engineering and management positions and at ARCO Oil & Gas from 1970 to 1972. Mr. Tholstrom is a Registered Professional Engineer in Colorado and has 30 years of petroleum industry experience. Mr. Tholstrom received a B.S. in Petroleum Engineering in 1968 and an M.S. in Petroleum Engineering in 1970 from the Montana College of Mineral Science and Technology.

Alan Gelfand has served as a director of the Company since December 13, 2002. Prior to becoming a director of the Company, Mr. Gelfand was a stockbroker from 1987 until December 2002. Between May 1991 and January 1993, Mr. Gelfand founded and operated the first on-hill photography company in Whistler, B.C., Canada. Prior to 1987, he had worked as an entrepreneur by co-owning and operating a 15,000 sq. ft. flea market and operating a small corporate incentive gift company. He graduated from Simon Fraser University with a Bachelor of Business Administration in 1982.

Board of Directors and Committees

Our Board of Directors held four meetings during the fiscal year ended December 31, 2005. Except for one meeting where one director was not present, each director attended each of the Board and committee meetings he was eligible to attend. The standing committees of the Board include the Audit, Compensation, and Nominating Committees. Each of the Audit and Compensation Committees consists entirely of non-employee directors. We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of stockholders.

The Audit Committee reviews the adequacy of systems and procedures for preparing the financial statements and the suitability of internal financial controls. The Audit Committee also reviews and approves the scope and performance of the independent auditors’ work. Jon Whitney, M.S. Minhas and Alan Gelfand serve as members of the Audit Committee, and Nick DeMare serves as chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2005. All the members of our Audit Committee are independent as defined by the applicable listing standards of the American Stock Exchange. The Board of Directors has determined that Nick DeMare, the chairman of our Audit Committee, is our audit committee financial expert, as defined by the rules and regulations of Regulation S-B of the Securities Exchange Act. Our Board of Directors has adopted a written Audit Committee Charter. The functions of the Audit Committee and its activities during the fiscal year ended December 31, 2005 are described below under the heading “Audit Committee Report”.

Nick DeMare, Jon Whitney, Alan Gelfand and M.S. Minhas serve as members of the Company’s Compensation Committee. The Compensation Committee did not meet during the fiscal year ended December 31, 2005.

Nick DeMare, Jon Whitney, Alan Gelfand, M.S. Minhas and Andrew Calerich serve as members of the Company’s Nominating Committee. The Nominating Committee did not meet during the fiscal year ended December 31, 2005.

Stockholders may nominate directors. To be considered for nomination by the Board of Directors at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company’s principal business address, not less than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by a stockholder shall set forth the nominee’s name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the

Company’s common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder.

Stockholder Communications

Stockholders wishing to send communications to the Board may contact Patrick D. O’Brien, our Chief Executive Officer and Chairman of the Board, at the Company’s principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Code of Ethics

We have adopted a code of ethics that applies to our executive officers, including Mr. O’Brien, our Chief Executive Officer, Mr. Calerich, our President, and Mr. Feiten, our Chief Financial Officer.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee met four times during the fiscal year ended December 31, 2005 and subsequent to December 31, 2005 for the following purposes: (i) to review and discuss with management the draft of the audited financial statements to be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, (ii) to discuss with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors’ judgments as to the quality, not just the acceptability, of the Company’s use of accounting principles and such other matters as are required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standard No. 61, as amended, (iii) to review the written disclosures and the letter received from the independent auditors required by Independence Standards Board Standard No. 1, including written confirmation from the independent auditors confirming the auditors’ independence from management and the Company, and (iv) to discuss with the Company’s independent auditors the overall scope and plans for the audit.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under those Acts.

The Audit Committee

Nick DeMare, Chairman
Alan Gelfand
M.S. (“Moni”) Minhas
Jon Whitney

Compliance with Section 16(a) of the Securities Exchange Act

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2005, was a director, officer or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act during such fiscal year, except for one Form 4 filed late on October 17, 2005 by Nick DeMare.

Executive Compensation

The following table provides summary information for the years 2005, 2004 and 2003 concerning cash and noncash compensation paid or accrued by the Company to or on behalf of the Company’s chief executive officer. In addition the following table provides summary information for any other executive officers that received total salary and bonus exceeding $100,000 for the years 2005, 2004 and 2003.

Annual Compensation
				Other Annual
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)

Patrick O’Brien, CEO(1)	2005	67,292	—	—
	2004	—	—	—
	2003	—	—	—
Andrew Calerich, President and CFO	2005	89,243	100,000	947,500	(3)
	2004	99,021	—	322,500	(2)
	2003	48,000	—	—

Long-Term Compensation
			Securities
		Restricted	Underlying		LTIP	All Other
Name and Principal Position	Year	Stock Awards	Options/SARs (#)		Payouts ($)	Compensation ($)

Patrick O’Brien, CEO	2005	—	—		—	—
	2004	—	250,000	(4)	—	—
	2003	—	—		—	—
Andrew Calerich, President and CFO	2005	—	500,000	(5)	—	—
	2004	—	—		—	—
	2003	500,000	—		—	—

(1)	Mr. O’Brien became CEO of the Company in February 2003 and was not paid a salary or any other form of compensation during 2003 or 2004. None of the persons who served as CEO or acted in a similar capacity to that of a CEO received salary or any other form of compensation during 2004 or 2003.

(2)	This amount represents the market value of 250,000 shares of stock that vested on July 1, 2004 in accordance with an employment agreement with Andrew Calerich, our President.

(3)	This amount represents the market value of 125,000 shares of stock that vested on May 1, 2005 and 125,000 shares of stock that vested on July 1, 2005, in accordance with an employment agreement with Mr. Calerich.

(4)	This amount represents stock options granted on July 15, 2004 with an exercise price of $1.25 per share. Of this amount, options to purchase 125,000 shares of stock vested on July 15, 2004 and expire on July 15, 2009. Options to purchase 125,000 shares vested on July 15, 2005 and expire on July 15, 2010.

(5)	This amount represents stock options granted on April 21, 2005 with an exercise price of $3.66 per share. One-sixth of the options vested on each of April 21, 2005 and 2006 and one-sixth will become exercisable on April 21, 2007, 2008, 2009 and 2010. The options expire five years after vesting. The options granted represent 47% of the total option grants to all employees during the fiscal year ended December 31, 2005.

	Aggregate Option Exercise in the Last Fiscal Year
	and Fiscal Year-End Warrants and Option Values
	Shares		Number of Unexercised		Value of Unexercised in-the
	Acquired		Warrants and Options Held at		Money Options at Fiscal Year
	on	Value	Fiscal Year End		End
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Patrick D. O’Brien	—	—	250,000	—	$700,000	$—
Andrew P. Calerich	—	—	83,333	416,667	$32,500	$162,500

Employment Agreements

In July 2003, we entered into an employment agreement with Andrew Calerich, who was then our President and Chief Financial Officer. The three-year employment agreement called for a base salary of

$8,000 per month, family health and medical benefits and payment of 500,000 shares of common stock upon continued employment as follows: 250,000 shares shall vest on July 1, 2004 and 250,000 shares shall vest on July 1, 2005. As part of the employment agreement, only that portion of the shares of common stock that has a market value equal to the income tax liability realized upon vesting of the shares may be sold before July 1, 2005. Effective April 21, 2005, a new five-year employment agreement was entered into and as a part of the new agreement, 125,000 of the 250,000 shares scheduled to vest on July 1, 2005 will vest on May 1, 2005. The new agreement provides for a base annual salary of $95,000 and we granted options to purchase 500,000 shares of our common stock to Mr. Calerich at an exercise price of $3.66 per share, which was the closing price of our common stock on the date of grant. One-sixth of the options vested on each of April 21, 2005 and 2006, and one-sixth of the options will vest annually on each April 21 thereafter through 2010. These options expire on May 31, 2010.

Effective April 21, 2005, we entered into an employment agreement with Patrick O’Brien, our Chief Executive Officer. The five-year agreement provides for base salary of $95,000 and family health and medical benefits.

Effective April 21, 2005, we entered into an employment agreement with Bobby Solomon, a Vice President of the Company. The five-year agreement provides for base salary of $95,000 and family health and medical benefits. Also effective April 21, 2005, we entered into an employment agreement with Kendell Tholstrom, a Vice President of the Company. The five-year agreement provides for base salary of $95,000 and family health and medical benefits.

Effective June 29, 2006, we entered into an employment agreement with Joseph Feiten, our Chief Financial Officer. The five-year agreement provides for annual base salary of $144,000 and performance-based bonuses at the discretion of our Board. Mr. Feiten was granted an option to purchase 250,000 shares of our common stock at an exercise price of $4.95 per share, with 50,000 shares exercisable immediately, and 40,000 shares becoming exercisable on each of June 29, 2007, 2008, 2009, 2010 and 2011. The options expire on June 29, 2016.

Equity Compensation and Other Plans

On July 12, 2004, our stockholders approved the American Oil & Gas, Inc 2004 Stock Option Plan. During 2004, we adopted an employee retirement plan, which plan was terminated effective December 31, 2004.

The following table provides aggregate information presented as of December 31, 2005 with respect to our 2004 Stock Option Plan.

	(a)	(b)	(c)
	Number of Securities to	Weighted Averaged	Number of Securities
	Be Issued Upon	Exercise Price of	Remaining Available For
	Exercise of Outstanding	Outstanding	Future Issuance
	Options, Warrants and	Options, Warrants	(Excluding Securities
Plan Category	Rights	and Rights	Reflected in Column (a))

Equity compensation plans approved by shareholders	1,459,010	$2.94	1,040,990
Equity compensation plans not approved by shareholders	—	—	—

Total	1,459,000	$2.94	1,040,990

At the annual meeting, stockholders will be asked to approve our 2006 Stock Incentive Plan (the “2006 Plan”). Pursuant to the 2006 Plan, and subject to approval of the 2006 Plan by the stockholders, our Compensation Committee may grant options, Restricted Stock and Restricted Stock Units with respect to, a total number not in excess of, 1,500,000 shares of our common stock. Awards may be made to any employee, officer or director of the Company and its related companies or other persons who provide services to the Company and its related companies. The Compensation Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options under the 2006 Plan. The Compensation Committee sets option exercise prices and terms. The Compensation Committee may also grant awards of Restricted Stock and Restricted Stock Units under the 2006 Plan, that may be contingent on continued service or the attainment of certain performance goals. As of the date of this proxy statement, no awards have been made under the 2006 Plan. For additional information regarding the 2006 Plan, see below “Proposal 2: To Approve the 2006 Stock Incentive Plan”.

Director Compensation

Our directors are not compensated for any meeting of the board of directors that they attend, but they are entitled to reimbursement for travel expenses. We were obligated to pay Nick DeMare 12,500 shares of restricted common stock for each quarter he serves as a director, designated audit committee financial expert and as Chairman of the Audit Committee through September 30, 2005. We granted options to purchase 100,000 shares of the Company’s common stock to Jon Whitney, a new Director of the Company, in consideration for serving on the Company’s Board of Directors. These options have an exercise price of $2.38 per share, which was the closing price of the Company’s common stock on February 15, 2005, the date on which Mr. Whitney accepted our offer to become a member of our board of directors. These options expire five years from the date of grant and one-eighth (1/8) of the options vest on the first day of each quarter during which Mr. Whitney continues to serve on the Company’s Board of Directors.

Stock Ownership Of Directors And Principal Stockholders

The following table sets forth certain information concerning the ownership of our common stock as of July 11, 2006, with respect to: (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The number of shares listed as beneficially owned in the following table reflect the forward stock split of 8.25-for-1 of our issued and outstanding common stock which became effective on January 17, 2003. As of July 11, 2006, there were 36,724,209 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by him.

The term “named executive officer” refers to our chief executive officer and each of our other four most highly compensated executive officers serving as of December 31, 2005, who received at least $100,000 of compensation in 2005.

This table does not include convertible securities which, due to contractual restrictions, are not exercisable within 60 days of the date of this proxy statement.

Name and Address of	Number of Shares
Beneficial Owner	Beneficially Owned(1)	Percent of Class(2)

Patrick D. O’Brien(3)	2,791,359	7.55%
1050 17th Street, Suite 2400 Denver, CO 80265
Andrew P. Calerich(4)	1,161,616	3.15
1050 17th Street, Suite 2400 Denver, CO 80265
Alan Gelfand	100,238	.27
1050 17th Street, Suite 2400 Denver, CO 80265
Kendell Tholstrom	2,526,358	6.87
1050 17th Street, Suite 2400 Denver, CO 80265
Nick DeMare(5)	313,300	.85
1050 17th Street, Suite 2400 Denver, CO 80265
Bob Solomon	2,541,358	6.92
1050 17th Street, Suite 2400 Denver, CO 80265
M.S. (“Moni”) Minhas	100,238	.27
1050 17th Street, Suite 2400 Denver, CO 80265
Jon R. Whitney(6)	87,500	.24
1050 17th Street, Suite 2400 Denver, CO 80265
Executive Officers and	9,621,967	25.85
Directors as a Group (8 persons)
Wellington Management	3,094,600	8.43
Company, LLP(7) 75 State Street Boston, MA 02109

(1)	The number of shares and the percentage of the class beneficially owned by the entities above are determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of capital stock listed as beneficially owned by such person or entity.

(2)	Percentages are based upon the total 36,724,209 outstanding shares of common stock combined with the number of shares of common stock beneficially owned by each person or entity.

(3)	Includes options to purchase 250,000 shares of common stock that are currently exercisable.

(4)	Includes options to purchase 166,666 shares of common stock that are currently exercisable.

(5)	Includes 89,300 shares owned by DNG Capital Corp., which is a company wholly owned by Mr. DeMare.

(6)	Reflects options to purchase 87,500 shares of common stock that are currently exercisable.

(7)	Based upon a Schedule 13G dated February 14, 2006. According to the Schedule 13G, Wellington Management Company, LLP has shared voting power with respect to 3,094,600 shares, and shared power to dispose of the 3,094,600 shares.

Certain Relationships and Related Transactions

On April 21, 2005, we acquired 100% of the outstanding common stock of Tower Colombia Corporation (“Tower”) in exchange for 5.8 million shares of our restricted common stock pursuant to a merger (the “Tower Merger”). We have had a relationship with Tower since January 2003 when we executed a Purchase and Sale Agreement that was negotiated at arms-length, with Tower and North Finn, LLC, a Wyoming limited liability company (“North Finn”), to acquire an undivided 50% working interest in the Wyoming Krejci Project, the Montana Bear Creek Project and in and to certain coalbed oil and gas leases in the Powder River Basin of Wyoming and the Big Horn Basin of Montana. We believe that the terms of the transaction were fair to the Company.

Subsequent to the acquisition of the oil and gas leases, Mr. Patrick D. O’Brien, President of Tower, was appointed Chief Executive Officer, President and Chairman of the Board of Directors of the Company. Mr. O’Brien continued to serve as President of Tower until the Tower Merger. Prior to the Tower Merger, Tower and North Finn actively pursued exploration and development independent of the Company. However, Tower, North Finn and the principals of each entity entered into a Participation Agreement with the Company on January 17, 2003, in which they agreed to provide the Company the right to participate, on an equal basis, in any financing transaction regarding an oil and/or gas exploration and/or production asset, or acquisition or disposition of oil and/or gas exploration and/or production assets that becomes available to them.

We have a strategic alliance with North Finn LLC, pursuant to which principals of North Finn provide continuing oil and gas operational and technical expertise to the Company. No compensation was paid during 2003 or 2004 for these services and there is no agreement for specific future compensation. The principals of Tower and North Finn provided similar services to the Company during 2002, and during December 2002, were compensated for services rendered through payment of restricted common stock. Each of the six principals of Tower and North Finn received 608,025 shares (adjusted for the January 17, 2003, 8.25 for 1 forward stock split) valued at $18,425, based on the market price of the stock on the date of payment.

Effective January 17, 2005, we agreed with Tower that the three principals of Tower would provide geological and other management services to us, and we would pay Tower a management fee of $30,000 per month through the date of closing the Tower Merger or May 31, 2005, whichever occurred first. This agreement terminated upon consummation of the Tower Merger.

PROPOSAL 2: TO APPROVE THE 2006 STOCK INCENTIVE PLAN

On April 17, 2006, the Board of Directors approved the Company’s 2006 Stock Incentive Plan (the “2006 Plan”), subject to stockholder approval. The 2006 Plan is designed to align the interests of employees, directors and other persons selected to receive awards with those of stockholders by rewarding long-term decision-making and actions for the betterment of the Company. We believe that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company’s superior long-term performance, enhancing the value of the Company for the benefit of its stockholders.

Summary of the 2006 Stock Incentive Plan

The following paragraphs provide a summary of the principal features of the 2006 Plan and its operation. This summary is qualified in its entirety by reference to the applicable provisions of the 2006 Plan, a copy of which is included herein as Appendix 1.

Shares Available for Issuance

The 2006 Plan provides that no more than 1,500,000 shares of our Common Stock may be issued for awards. If there is any change in the Company’s common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Compensation Committee shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2006 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; and (v) that are subject to any outstanding award, and (vi) the price of each security.

The 2006 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2006 Plan until they are actually issued and delivered to a participant. If an award granted under the 2006 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2006 Plan.

Eligibility

Awards may be made to any employee, officer, director of the Company and its related companies or other persons who provide services to the Company and its related companies. As of July 11, 2006, 16 persons were eligible to receive awards under the 2006 Plan.

Administration

The 2006 Plan will be administered by the Compensation Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate; provided, however, that unless otherwise determined by the Board, the Compensation Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3; and (ii) an “outside director” as defined under Section 162(m) of the Code, unless administration of the 2006 Plan by an “outside director” has not been required in order to qualify for tax deductibility under Section 162(m) of the Code.

Types of Awards

Stock Options.  The Compensation Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Compensation Committee sets option exercise prices and terms, except that the exercise price of an incentive stock option may be no less than 100% of the fair market value of the shares on the date of grant. At the time of grant, the Compensation Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.

Restricted Stock Awards.  The Compensation Committee may grant awards of restricted stock under the 2006 Plan. These shares may be subject to restrictions on transferability, risk of forfeiture and other restrictions as determined by the Compensation Committee. As a condition to a grant of an award of restricted stock, the Compensation Committee may require or permit a participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional awards under the 2006 Plan. Unless otherwise determined by the Compensation Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as Restricted Stock with respect to the which such stock or other property has been distributed.

Restricted Stock Unit Awards.  The Compensation Committee may grant awards of Restricted Stock Units under the 2006 Plan. A Restricted Stock Unit is a grant valued in terms of common stock, but common stock is not issued at the time of grant. After participants who receive awards of Restricted Stock Units satisfy applicable vesting requirements, the Company will distribute shares or the cash equivalent of the number of shares used to value the Unit. If the participant does not meet the requirements prior to the end of the vesting period, the Units will be forfeited to the Company. Vesting requirements may be met by the passage of time or by either Company or individual performance. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as determined by the Compensation Committee, which restrictions may lapse at the expiration of the deferral period or at other times determined by the Compensation Committee.

Amendment and Termination of the 2006 Plan

The Board of Directors or the Compensation Committee may amend, alter or discontinue the 2006 Plan, except that if any applicable statute, rule or regulation requires stockholder approval with respect to any amendment of the 2006 Plan, then to the extent so required, stockholder approval will be obtained. No amendment may impair the right of a participant under an outstanding agreement. As proposed, the 2006 Plan would terminate on July 24, 2016.

Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences to us and to recipients of certain awards under the 2006 Plan. The summary is based on the Internal Revenue Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2006 Plan.

Nonqualified Stock Options.  A recipient will not have any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price.

Incentive Stock Options.  A recipient will not have any income at the time an incentive stock option (“ISO”) is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a “disqualifying disposition,” and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price and (ii) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.

Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income upon grant of Restricted Stock or Restricted Stock Units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For Restricted Stock only, a participant instead may elect to be taxed at the time of grant.

The Company generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code.

Plan Benefits

As of the date of this proxy statement, no director, officer or employee of the Company has been granted any Options, Restricted Stock or Restricted Stock Units under the 2006 Plan and, therefore, the benefits are not determinable at this time.

Required Vote; Board Recommendation

An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to approve this matter.

Our Board of Directors unanimously recommends that the stockholders vote in favor of the adoption of the 2006 Plan.

PROPOSAL 3: TO RATIFY AND APPROVE THE SELECTION OF
HEIN & ASSOCIATES, LLP AS INDEPENDENT AUDITOR

Subject to ratification by the stockholders, the Board of Directors has selected Hein & Associates, LLP, independent auditor, to audit the financial statements of the Company for the fiscal year ending December 31, 2006. Although stockholder approval of the Board’s selection of Hein & Associates, LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If the stockholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the selection of Hein & Associates, LLP.

Representatives of Hein & Associates, LLP are not expected to be present at the Annual Meeting.

The Board recommends a vote “FOR” the ratification of the appointment of Hein & Associates, LLP as the Company’s independent auditor.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On March 6, 2006, the Board of Directors appointed Hein & Associates, LLP as the Company’s independent auditor for the fiscal year ended December 31, 2005. This appointment represented a change in our auditor from Wheeler Wassoff, P.C. (“Wheeler Wassoff”). The audit committee of the Board of Directors approved the mutually agreed upon termination of Wheeler Wassoff as our independent accountants, and the appointment of Hein & Associates, LLP to serve as our independent accountants for the year ended December 31, 2005.

There were no disagreements with Wheeler Wassoff on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company’s two most recent fiscal years and any subsequent interim period through the date of dismissal. Wheeler Wassoff’s report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion and have not been modified as to uncertainty, audit scope or accounting principles.

Principal Accountant Fees and Services

Audit Fees

Wheeler Wasoff the Company’s prior certified independent accountant, billed us $50,177 during year ended December 31, 2005, for the audit of our December 31, 2004 financial statements and review of financial statements included in our Forms 10-QSB, as well as for services normally provided by Wheeler Wasoff in connection with statutory and regulatory filings or engagements for fiscal 2005. It is estimated that Hein & Associates, LLP will bill us approximately $35,000 for the audit of our December 31, 2005 financial statements and the review of financial statements included in our Forms 10-Q for the year ending December 31, 2006. Hein & Associates, LLP did not provide us any services during 2005.

Audit-Related Fees

Wheeler Wasoff did not provide the Company with any services for assurance and related services that were not reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.”

Tax Fees

For the year ended December 31, 2005, Wheeler Wasoff billed the Company $3,000 for professional services for tax compliance, tax advice and tax planning. We have engaged Gordon Hughes and Banks LLP to assist us in tax related matters for 2006, including tax compliance for the year ended December 31, 2005. We anticipate Gordon Hughes and Banks LLP will bill us approximately $5,000 for tax related services in 2006.

All Other Fees

For the year ended December 31, 2005, Wheeler Wasoff did not bill the Company for products and services other than those described above.

Audit Committee Pre-Approval

Our Audit Committee Charter provides that the Audit Committee shall pre-approve all auditing and non-auditing services of the independent auditor, subject to de minimus exceptions for other than audit, review or attest services that are approved by the Audit Committee prior to completion of the audit. Alternatively, our Audit Committee Charter provides that the engagement of the independent auditor may be entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. The Audit Committee of the Board of Directors approved the mutually agreed upon termination of Wheeler Wasoff, P.C. as our independent accountants and the appointment of Hein & & Associates, LLP to serve as our independent accountants for the year ending December 31, 2005. The Audit Committee pre-approved Hein & Associates, LLP fees for audit services for fiscal year 2005.

PROPOSAL 4: OTHER BUSINESS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

VOTING PROCEDURES

Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the Annual Meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders, except for the election of directors, which requires the affirmative vote of a plurality of the shares represented at the

Annual Meeting, for their consideration, unless a different number of votes is required by Nevada law or our certificate of incorporation. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the Annual Meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2006 fiscal year, proposals by individual stockholders must be received by us no later than April 30, 2007.

In order for a stockholder proposal that is not included in the Company’s proxy statement for next year’s annual meeting at stockholders to be properly brought before such meeting, such proposal must be delivered to, or mailed and received by, the Corporate Secretary at the Company’s executive offices no later than April 30, 2007.

* * * * *

This Notice and Proxy Statement are sent by order of the Board of Directors.

/s/  Patrick D. O’Brien
Patrick D. O’Brien
Chairman and Chief Executive Officer

Dated: July 25, 2006

* * * * *

Appendix 1

AMERICAN OIL & GAS, INC.

2006 STOCK INCENTIVE PLAN

This 2006 Stock Incentive Plan (the “Plan”) is adopted in consideration for services rendered and to be rendered to American Oil & Gas, Inc.

1. Definitions.

The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

Agreement:  The written agreement (and any amendment or supplement thereto) between the Company and an Eligible Person designating the terms and conditions of an Award.

Award:  Any Option, Restricted Stock or Restricted Stock Unit, together with any other right or interest granted to a Participant pursuant to this Plan.

Board:  The Board of Directors of American Oil & Gas, Inc.

Change in Control:  (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

Code:  The Internal Revenue Code of 1986, as amended, from time to time, including regulations thereunder and successor provisions and regulations thereto.

Common Stock:  The Common Stock of American Oil & Gas, Inc.

Company:  American Oil & Gas, Inc., a corporation incorporated under the laws of Nevada, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

Compensation Committee:  The Plan shall be administered by the Compensation Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate; .provided, however, that, unless otherwise determined by the Board, the Compensation Committee shall consist solely of two or more directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3; and (ii) and an “outside director” as defined under Section 162(m) of the Code, unless administration of this Plan by an “outside director” has not been required in order to qualify for tax deductibility under Section 162(m) of the Code.

Continuous Status:  The employment by, or relationship with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status shall be considered interrupted due to personal or other mitigating circumstances, including leaves of absence.

Date of Grant:  The date on which an Option is granted under the Plan.

Eligible Person:  Officers and Employees and other persons who provide services to the Company or any Related Company, including directors of the Company or any Related Company.

Employee:  An Employee is an employee of the Company or any Related Company.

Exchange Act:  The Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

Exercise Price:  The price per share of Common Stock payable upon exercise of an Option.

Fair Market Value:  Fair Market Value of a share of Common Stock shall be the closing price of a share on the date of calculation (or on the last preceding trading day if shares were not traded on such date) if the shares are readily tradable on a national securities exchange or other market system, and if the shares are not readily tradable, Fair Market Value shall be determined, in good faith, by the Compensation Committee.

Incentive Stock Options (“ISOs”):  An Option granted with the intention that it qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

Non-Incentive Stock Options (“Non-ISOs”):  Options which are not intended to qualify as “Incentive Stock Options” under Section 422 of the Code or any successor provision thereto.

Option:  The rights granted to an Eligible Person to purchase Common Stock pursuant to the terms and conditions of an Agreement.

Option Shares:  The shares of Common Stock underlying an Option granted to an Eligible Person.

Optionee:  An Eligible Person who has been granted an Option.

Participant:  A person who has been granted an Option, Restricted Stock or a Restricted Stock Unit which remains outstanding, including a person who is no longer an Eligible Person.

Related Company:  Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Compensation Committee.

Restricted Stock:  An Award of shares of Common Stock granted to a Participant pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

Restricted Stock Unit:  A right, granted to a Participant pursuant to Section 15, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

Rule 16b-3:  Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan.

Securities Act:  The Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

2. Purpose and Scope.

(a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Eligible Persons an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

(b) This Plan authorizes the Compensation Committee to grant Options to purchase shares of Common Stock to Eligible Persons selected by the Compensation Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

3. Administration of the Plan.  The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the authority granted to it under this section and under each other section of the Plan. The Compensation Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted pursuant to the Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award.

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In accordance with and subject to the provisions of the Plan and Rule 16b-3, the Compensation Committee shall select the Eligible Persons to receive Awards, shall determine (i) the number of shares of Common Stock, Restricted Stock or Restricted Stock Units to be subject to each Award, (ii) the time at which each Award is to be granted, (iii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Award is restricted, (iv) the Fair Market Value of the Common Stock, (v) whether to accelerate the time of exercisability of any Award that has been granted, (vi) the period or periods and extent of exercisability of the Options, and (vii) the manner in which an Option becomes exercisable. In addition, the Compensation Committee shall fix such other terms of each Option, Restricted Stock Award and Restricted Stock Units as the Compensation Committee may deem necessary or desirable. The Compensation Committee shall determine the form, terms and provisions of each Agreement to evidence each Award (which need not be identical).

The Compensation Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Compensation Committee shall keep minutes of its meetings and those minutes shall be available to every member of the Board.

All actions taken and all interpretations and determinations made by the Compensation Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Compensation Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Compensation Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

4. The Common Stock.  The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Compensation Committee is authorized to grant Options, Restricted Stock and Restricted Stock Units with respect to, a total number, not in excess of 1,500,000 shares of Common Stock, either treasury or authorized but unissued, as adjusted pursuant to Section 16. All or any unsold shares subject to an Option, Restricted Stock or Restricted Stock Units that for any reason expires or otherwise terminates may again be made subject to Options, Restricted Stock or Restricted Stock Units under the Plan. No Eligible Person may be granted Options, Restricted Stock and Restricted Stock Units under this Plan covering in excess of an aggregate of 500,000 Option Shares and shares of Restricted Stock and Restricted Stock Units in any calendar year, subject to adjustments pursuant to Section 16.

5. Eligibility.  Options which are intended to qualify as ISOs will be granted only to Employees. Eligible Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Restricted Stock and Restricted Stock Units under the Plan.

6. Option Price.  The Exercise Price for the Option Shares shall be established by the Compensation Committee or shall be determined by a method established by the Compensation Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant (or, in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110 percent of the Fair Market Value of the Option Shares on the Date of Grant).

7. Duration and Exercise of Options.

(a) The option period shall commence on the Date of Grant and shall be as set by the Compensation Committee, but not to exceed 10 years in length.

(b) The Compensation Committee may determine whether any Option shall be exercisable in installments only; if the Compensation Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

3

(c) The Compensation Committee shall establish and set forth in each Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of Continuous Status, any of which provisions may be waived or modified by the Compensation Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A of the Code.

(d) Each Option shall be exercised in whole or in part by delivering to the Company (or to a brokerage firm designated or approved by the Company) of written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the aggregate purchase price for the Option Shares purchased is at least $1,000.

(e) No Option may be granted under this Plan until the Plan is approved by the shareholders of the Company as provided in Section 17 below.

8. Payment for Option Shares.  If the aggregate purchase price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Compensation Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company’s Common Stock owned by the Optionee with an aggregate Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Compensation Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker-dealer in securities approved by the Compensation Committee to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

9. Relationship to Employment or Position.  Nothing contained in the Plan, or in any Option, Restricted Stock Award or Restricted Stock Units granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or other relationship with, the Company, or interfere in any way with the right of the Company to terminate the Participant’s employment as an Employee or other position or relationship, at any time.

10. Nontransferability of Option.  Except as otherwise provided by the Compensation Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

11. Rights as a Stockholder.  No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

12. Securities Laws Requirements.  No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

13. Disposition of Shares.  Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; and (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will

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furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.

Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an ISO, within two years after the grant of such ISO or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an ISO to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

14. Incentive Stock Options.  To the extent that the aggregate Fair Market Value of Common Stock with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the Date of Grant under the Code (the Fair Market Value being determined as of the Date of Grant for the Option), such portion in excess of $100,000 shall be treated as Non-ISO’s.

15. Restricted Stock and Restricted Stock Units.

(a) Restricted Stock.  The Compensation Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

i. Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Compensation Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

ii. Certificates for Stock.  Restricted Stock granted under this Plan may be evidenced in such manner as the Compensation Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Compensation Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

iii. Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Compensation Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

(b) Restricted Stock Units.  The Compensation Committee is authorized to grant Restricted Stock Units to Participants, which are rights to receive Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

i. Award and Restrictions.  Settlement of an Award of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Compensation Committee (or, if permitted by the Compensation Committee, as elected by the Participant). In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Compensation Committee may impose, if any, which restrictions may lapse at the expiration of the

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deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Compensation Committee may determine. Restricted Stock Units shall be satisfied by the delivery of cash or Common Stock in the amount equal to the Fair Market Value for the specified number of shares of Common Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Compensation Committee at the date of grant or thereafter.

ii. Dividend Equivalents.  Unless otherwise determined by the Compensation Committee at date of grant, Dividend Equivalents on the specified number of shares of Common Stock covered by an Award of Restricted Stock Units shall be either (a) paid with respect to such Restricted Stock Units on the dividend payment date in cash or in shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Compensation Committee shall determine or permit the Participant to elect.

(c) Waiver of Restrictions.  The Compensation Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions, or restrictions on any Restricted Stock or Restricted Stock Units under such circumstances and subject to such terms and conditions as the Compensation Committee shall deem appropriate; provided, however, that the Compensation Committee may not adjust performance goals for any Restricted Stock or Restricted Stock Units intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Restricted Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

16. Change in Stock, Adjustments, Etc.  In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Compensation Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Restricted Stock and Restricted Stock Units as provided in the respective Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

17. Effective Date of Plan; Termination Date of Plan.  Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company’s securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective July  21, 2006. The Plan shall terminate at midnight on July 21, 2016, except as to Options previously granted and outstanding under the Plan at that time. No Options, Restricted Stock and Restricted Stock Units shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options, Restricted Stock and Restricted Stock Units then outstanding under the Plan.

18. Withholding Taxes.  The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock.

19. Change in Control.

In the event of a Change in Control of the Company, (a) the Compensation Committee, in its discretion, may, at any time an Award is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Restricted Stock and Restated Stock Units, and (b) with respect to Options, Restricted Stock and Restricted Stock Units, the Compensation Committee in its sole discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions, which

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may vary among individual Participants: (i) provide for the purchase of an Option, Restricted Stock and Restricted Stock Units for an amount of cash or other property that could have been received upon the exercise of the Option, Restricted Stock and Restricted Stock Unit had the Option been currently exercisable, (ii) adjust the terms of the Awards in a manner determined by the Compensation Committee to reflect the Change in Control, (iii) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, Restricted Stock and Restricted Stock Units, or the substitution for such Options, Restricted Stock and Restricted Stock Units of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options, Restricted Stock and Restricted Stock Units, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided, (iv) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised for a limited period of time on or before a specified date fixed by the Compensation Committee, after which specified date, all unexercised Options and all rights of Optionees thereunder shall terminate, or (v) make such other provision as the Committee may consider equitable.

20. Amendment.

(a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the right of a Participant under an outstanding Agreement. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by law or agreement.

(b) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant’s consent.

(c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

21. Other Provisions.

(a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b) Any expenses of administering the Plan shall be borne by the Company.

(c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Nevada.

* * * * * * * *

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AMERICAN OIL & GAS INC.
1050 17th Street, Suite 2400
Denver, CO 80265
*** PROXY ***
This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints Patrick D. O’Brien and Andrew P. Calerich, or either of them, as proxies, with full power of substitution and revocation, the true and lawful attorney and proxies of the undersigned at the Annual Meeting of Stockholders of American Oil & Gas Inc. (the “Company”) to be held at 9:30 am (Denver, Colorado time) on August 21, 2006, at the Westin Tabor Center, 1672 Lawrence St., Denver, Colorado, or any adjournments thereof, to vote the shares of common stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of common stock of the Company as the undersigned may otherwise be entitled to vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of Stockholders, dated July 25, 2006, and the accompanying proxy statement of the Company.
1.	Election of the Board of Directors until the next Annual Meeting
     ☐ For all nominees listed below (except as marked to the contrary)

		For the Nominee	Against the Nominee	Abstain

1.	Patrick D. O’Brien	☐	☐	☐
2.	Andrew P. Calerich	☐	☐	☐
3.	M.S. (“Moni”) Minhas	☐	☐	☐
4.	Nick DeMare	☐	☐	☐
5.	Jon R. Whitney	☐	☐	☐
6.	Kendell V. Tholstrom	☐	☐	☐
7.	Alan Gelfand	☐	☐	☐
2.	Approval of the 2006 Stock Incentive Plan.

☐ For	☐ Against	☐ Abstain
3.	Ratification of the employment of Hein & Associates, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2006.

☐ For	☐ Against	☐ Abstain
4.	Any other business as may properly come before the Annual Meeting or any adjournment thereof.

☐ For	☐ Against	☐ Abstain
Each of the Proxies is authorized to vote upon such other business that may properly come before the Annual Meeting.
The Board of Directors recommends a vote “FOR” all proposals listed. If no directions are given by the person(s) executing this Proxy, the shares will be voted in favor of all listed proposals. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted for all proposals.

Please date and sign this Proxy exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:                                           , 2006

Please print or type your name here

Signature

Signature
Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope. If you have had a change of address, please print or type your new address(es) in the space below: